                             OFFICERS AND DIRECTORS
DIRECTORS                                         DISTRIBUTOR

George H. Michaelis, Chairman of the Board        FPA Fund Distributors, Inc.
John P. Endicott                                  11400 West Olympic Boulevard, Suite 1200
Leonard Mautner                                   Los Angeles, California  90064
John H. Rubel
John P. Shelton

Joseph Lowitz,Chairman Emeritus                   COUNSEL
John F. Allard, Director Emeritus

                                                  O'Melveny & Myers
                                                  Los Angeles, California

OFFICERS

William M. Sams, President and                    INDEPENDENT AUDITORS
   Chief Investment Officer

George H. Michaelis, Executive Vice               Ernst & Young LLP
   President                                      Los Angeles, California

Christopher Linden, Senior Vice President
Lawrence P. McNeil, Senior Vice President

Eric S. Ende, Vice President                      CUSTODIAN & TRANSFER AGENT
Julio J. de Puzo, Jr., Treasurer
Sherry Sasaki, Secretary                          State Street Bank and Trust Company
Christopher H. Thomas, Assistant Treasurer        Boston, Massachusetts

INVESTMENT ADVISER                                SHAREHOLDER SERVICE AGENT

First Pacific Advisors, Inc.                      Boston Financial Data Services, Inc.
11400 West Olympic Boulevard, Suite 1200          P.O. Box 8500
Los Angeles, California  90064                    Boston, Massachusetts  02266-8500
                                                  (800) 638-3060
                                                  (617) 328-5000


This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

    This Annual Report covers the twelve months ended September 30, 1995. During this period, the per share net asset value of your Fund increased 11.1%, while the unmanaged Standard & Poor's 500 Stock Index (S&P 500) increased 29.8% and the Dow Jones Industrial Average increased 28.0%. The above changes include reinvestment of all dividends and distributions during the period.

    On September 30, 1994, the net asset value per share was $14.73 and on September 30, 1995, it was $14.90. During the year, the Fund paid $1.01 from capital gains (paid January 9, 1995 to shareholders of record on December 30, 1994) and $0.29 from net investment income ($0.11 and $0.18 per share paid January 9, 1995 and July 15, 1995 to shareholders of record on December 30, 1994 and June 30, 1995, respectively).

THE YEAR IN REVIEW

    The recent six-month period provided a continuation of the upward market momentum we discussed in our March 1995 Semi-Annual Letter to Shareholders. The stock market has done much better than we anticipated, aided by low interest rates, low inflation and stringent corporate cost cutting. While the Fund's performance over the same period has been disappointing relative to that of the broad markets, we nevertheless continue to experience steady positive returns. The last year has lulled investors into expecting seemingly daily new market highs, but we believe that most of the good news is already accounted for and question where the market can go from here. The stock market has generally been going up for years, with the S&P registering only TWO negative returns in the last 14 calendar years. Your Fund has not had a negative return on a calendar year basis since I came on board in November 1981... that's also 14 years. It seems a bit unrealistic to expect that this can go on forever; but both portfolio managers and other investors continue to have high expectations, as shown by current historically low cash positions in mutual funds of approximately 7%. The pressure on fund managers to play the performance game on a quarterly basis, rather than for the long term, has increased greatly over the last few years due to the market's strength. This has required them to emphasize stocks that are currently acting well on the premise that they will continue to do well, regardless of how much the stocks' prices have recently advanced. These managers will also find themselves in a position to dispose of companies which have experienced only a mild earnings disappointment, causing these stocks to take a drastic nosedive. This is called momentum investing. It is our feeling that in this environment, stocks which have met earnings expectations are generally fully priced.

WHAT ARE WE DOING NOW?

    Our expectations for market conditions are based on our belief that the economy will slow its growth rate, helping inflation and interest rates to remain relatively low. Our conclusion is that corporate earnings growth should ease to perhaps 10% for 1996 and the stock market should probably enjoy a modest increase. Looking back over my 29 years managing mutual funds, my investment style leads me to do well in periods when the market declines, remains flat or shows only a modest increase. I have a tendency to lag when the market makes strong gains. While this has been one of those lagging years, we are confident that our portfolio positioning will stand us in good stead. As we write this letter, our five largest positions (Woolworth, IBM, Life Partners Group, Unifi and ENSCO International), are all companies with excellent chief executive officers. Three of these holdings (Woolworth, Life Partners Group and Unifi) have actually declined in price this year and certainly represent excellent values. Even though the market has racked up a major gain, I am actually finding stocks to buy and our current cash position of approximately 30% affords me the luxury to do so. The value-oriented approach to investment management which has been the reason for our success these past 29 years leads to a contrarian stance in this marketplace. The average investor sees a company which has experienced a problem as if it were going out of business and looks at the company growing at a healthy pace, with no visible problems, as if the sky's the limit. We are not allowing ourselves to be seduced into this consensus opinion and feel strongly that we are well-positioned for the future.

Respectfully submitted,

William M. Sams
President
November 10, 1995


 Change in Value of a $10,000 Investment in FPA Paramount Fund, Inc. vs. S&P 500 and Lipper Growth & Income Fund Average from October 1, 1985 to
    September 30, 1995

                                   9/30/85  9/30/86  9/30/87  9/30/88  9/30/89  9/30/90  9/30/91  9/30/92  9/30/93  9/30/94  9/30/95
                                   -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
FPA Paramount Fund, Inc.             9,350   10,449   15,036   15,294   18,517   17,957   23,187   24,770   28,506   34,689   38,543
FPA Paramount Fund, Inc. (NAV)      10,000   11,175   16,081   16,357   19,804   19,206   24,799   26,492   30,487   37,100   41,222
S&P 500                             10,000   13,146   18,840   16,473   21,863   19,813   26,014   28,878   32,632   33,827   43,924
Lipper Growth & Income Fund Average 10,000   12,760   16,727   15,368   19,368   17,209   22,274   24,540   28,546   29,474   36,277


Past performance is not indicative of future performance. The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index of publicly traded stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Growth & Income Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $38,543, reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $41,222. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all dividends and distributions.

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 1995

                                                                            Shares
                                                                        --------------
NET PURCHASES
COMMON STOCKS
Burlington Resources Inc. (1) . . . . . . . . . . . . . . . . . . .          600,000
California Energy Company, Inc. . . . . . . . . . . . . . . . . . .          420,000
Dresser Industries, Inc.  . . . . . . . . . . . . . . . . . . . . .          452,200
ENSCO International Incorporated  . . . . . . . . . . . . . . . . .          359,200
Leucadia National Corporation . . . . . . . . . . . . . . . . . . .           40,000
Life Partners Group, Inc. . . . . . . . . . . . . . . . . . . . . .          570,000
Provident Life & Accident Insurance Company . . . . . . . . . . . .          392,600
Reebok International Ltd. (1) . . . . . . . . . . . . . . . . . . .          550,000
Service Merchandise Company, Inc. (1) . . . . . . . . . . . . . . .        2,000,000
Unifi, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,000,000
UNUM Corporation  . . . . . . . . . . . . . . . . . . . . . . . . .          100,000
Woolworth Corporation . . . . . . . . . . . . . . . . . . . . . . .          506,000



NET SALES

COMMON STOCKS
BankAmerica Corporation (2) . . . . . . . . . . . . . . . . . . . .          450,000
EXEL Limited (2)  . . . . . . . . . . . . . . . . . . . . . . . . .          250,000
Hasbro, Inc. (2)  . . . . . . . . . . . . . . . . . . . . . . . . .          100,000
Kaiser Aluminum Corporation (2) . . . . . . . . . . . . . . . . . .          700,000
Inco Limited (2)  . . . . . . . . . . . . . . . . . . . . . . . . .          500,000
Magma Copper Company (2)  . . . . . . . . . . . . . . . . . . . . .          700,000
Occidental Petroleum Corporation (2)  . . . . . . . . . . . . . . .        1,000,000
Sears, Roebuck & Co. (2)  . . . . . . . . . . . . . . . . . . . . .          100,000










(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1995

COMMON STOCKS                                                       Shares          Cost            Value
---------------------------------------------------------------  ------------  --------------  ---------------
OIL & GAS SERVICES -- 15.4%
Baker Hughes Incorporated . . . . . . . . . . . . . . . . . . .       800,000     $15,172,936      $16,300,000
Dresser Industries, Inc.  . . . . . . . . . . . . . . . . . . .       900,000      19,415,533       21,487,500
ENSCO International Incorporated* . . . . . . . . . . . . . . .     1,551,100      20,091,071       26,368,700
Noble Drilling Corporation* . . . . . . . . . . . . . . . . . .     2,700,000      14,360,000       20,925,000
Schlumberger Limited  . . . . . . . . . . . . . . . . . . . . .       100,000       5,321,250        6,525,000
                                                                                  -----------      -----------
                                                                                  $74,360,790      $91,606,200
                                                                                  -----------      -----------
INSURANCE -- 13.7%
Life Partners Group, Inc. . . . . . . . . . . . . . . . . . . .     1,500,000     $29,155,306      $25,875,000
Provident Life & Accident Insurance Company . . . . . . . . . .       492,600      11,238,754       13,361,775
TIG Holdings, Inc.  . . . . . . . . . . . . . . . . . . . . . .     1,280,000      24,575,580       34,400,000
UNUM Corporation  . . . . . . . . . . . . . . . . . . . . . . .       150,000       7,242,474        7,912,500
                                                                                  -----------      -----------
                                                                                  $72,212,114      $81,549,275
                                                                                  -----------      -----------
CONSUMER NON-DURABLE GOODS -- 11.4%
Guinness PLC  . . . . . . . . . . . . . . . . . . . . . . . . .     2,400,000     $16,861,273      $19,608,000
Reebok International Ltd. . . . . . . . . . . . . . . . . . . .       550,000      19,441,829       18,906,250
Unifi, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .     1,200,000      29,998,233       29,400,000
                                                                                  -----------      -----------
                                                                                  $66,301,335      $67,914,250
                                                                                  -----------      -----------
RETAILING -- 8.0%
Service Merchandise Company, Inc.*  . . . . . . . . . . . . . .     2,000,000     $12,848,335      $14,250,000
Woolworth Corporation*  . . . . . . . . . . . . . . . . . . . .     2,106,000      31,521,968       33,169,500
                                                                                  -----------      -----------
                                                                                  $44,370,303      $47,419,500
                                                                                  -----------      -----------
GEOTHERMAL ENERGY PRODUCTION -- 4.5%
California Energy Company, Inc.*  . . . . . . . . . . . . . . .     1,300,000     $21,562,960      $26,650,000
                                                                                  -----------      -----------
OIL & GAS PRODUCTION/EXPLORATION -- 4.4%
Burlington Resources Inc. . . . . . . . . . . . . . . . . . . .       600,000     $23,380,812      $23,250,000
Oryx Energy Company*  . . . . . . . . . . . . . . . . . . . . .       250,000       3,575,013        3,250,000
                                                                                  -----------      -----------
                                                                                  $26,955,825      $26,500,000
                                                                                  -----------      -----------
NATURAL GAS PIPELINE -- 3.9%
Coastal Corporation, The  . . . . . . . . . . . . . . . . . . .       700,000     $18,311,533      $23,537,500
                                                                                  -----------      -----------
MULTI-INDUSTRY -- 2.9%
Leucadia National Corporation . . . . . . . . . . . . . . . . .       290,000     $12,559,247      $17,001,250
                                                                                  -----------      -----------
NATURAL GAS UTILITY -- 1.9%
ENSERCH Corporation . . . . . . . . . . . . . . . . . . . . . .       700,000     $ 9,493,361      $11,550,000
                                                                                  -----------      -----------



                            PORTFOLIO OF INVESTMENTS
                                    Continued

                                                                     Shares or
                                                                     Principal
COMMON STOCKS-- CONTINUED                                             Amount          Cost              Value
---------------------------------------------------------------    ----------    -------------     --------------
REAL ESTATE INVESTMENT TRUST -- 1.1%
Paragon Group, Inc. . . . . . . . . . . . . . . . . . . . . . .       170,000     $  3,612,500       $  2,911,250
Town & Country Trust, The . . . . . . . . . . . . . . . . . . .       300,000        4,943,317          3,937,500
                                                                                  ------------       ------------
                                                                                  $  8,555,817       $  6,848,750
                                                                                  ------------       ------------
PAPER AND FOREST PRODUCTS -- 0.7%
Caraustar Industries, Inc.  . . . . . . . . . . . . . . . . . .       200,000     $  2,935,250       $  4,000,000
                                                                                  ------------       ------------
OTHER COMMON STOCKS -- 1.6% . . . . . . . . . . . . . . . . . .                   $  9,425,193       $  9,560,000
                                                                                  ------------       ------------
TOTAL COMMON STOCKS -- 69.5%  . . . . . . . . . . . . . . . . .                   $367,043,728       $414,136,725
                                                                                  ============       ------------
SHORT-TERM INVESTMENTS -- 26.8%
Short-term Corporate Notes:
  General Mills, Inc. -- 5.7% 10/3/95 . . . . . . . . . . . . .   $ 6,000,000                        $  5,998,100
  Philip Morris Companies Inc. -- 5.71% 10/12/95  . . . . . . .    15,000,000                          14,973,829
  General Electric Capital Corp. -- 5.7% 10/13/95 . . . . . . .     1,000,000                             998,100
  Toyota Motor Credit Corporation -- 5.72% 10/13/95 . . . . . .     2,000,000                           1,996,187
  Xerox Credit Corporation -- 5.72% 10/13/95  . . . . . . . . .     5,000,000                           4,990,466
  Motorola, Inc. -- 5.7% 10/18/95 . . . . . . . . . . . . . . .     6,000,000                           5,983,850
  Grainger (W.W.) Inc. -- 5.72% 10/20/95  . . . . . . . . . . .     7,500,000                           7,477,358
  AT&T Co. -- 5.67% 10/25/95  . . . . . . . . . . . . . . . . .    22,000,000                          21,916,840
  Du Pont (E.I) De Nemours & Company
   -- 5.71% 10/25/95  . . . . . . . . . . . . . . . . . . . . .     6,000,000                           5,977,160
  Kellogg Company -- 5.68% 10/25/95 . . . . . . . . . . . . . .    10,000,000                           9,962,133
  Coca-Cola Company, The -- 5.64% 10/26/95  . . . . . . . . . .    10,500,000                          10,458,875
  Motorola, Inc. -- 5.72% 10/26/95  . . . . . . . . . . . . . .    10,000,000                           9,960,278
  PepsiCo, Inc. -- 5.7% 10/30/95  . . . . . . . . . . . . . . .     8,000,000                           7,963,267
  AT&T Capital Corporation -- 5.7% 11/1/95  . . . . . . . . . .    10,000,000                           9,950,917
  Anheuser-Busch Companies, Inc. -- 5.7% 11/2/95  . . . . . . .     8,000,000                           7,959,467
  Unilever Capital Corp. -- 5.64% 11/3/95 . . . . . . . . . . .    30,000,000                          29,844,900
  Daimler-Benz North America Corp. -- 5.71% 11/8/95 . . . . . .     1,000,000                             993,973
State Street Bank Repurchase Agreement -- 5 1/4% 10/2/95
 (Collateralized by U.S. Treasury Notes
  -- 10 3/8% 2009, market value $2,425,322) . . . . . . . . . .     2,421,000                           2,421,706
                                                                                                     ------------
                                                                                                     $159,827,406
                                                                                                     ------------
TOTAL INVESTMENTS -- 96.3%  . . . . . . . . . . . . . . . . . .                                      $573,964,131
Other assets less liabilities -- 3.7% . . . . . . . . . . . . .                                        21,952,904
                                                                                                     ------------
TOTAL NET ASSETS -- 100%  . . . . . . . . . . . . . . . . . . .                                      $595,917,035
                                                                                                     ============

*Non-income producing securities
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1995

ASSETS
  Investments at value:
    Common stocks -- at market value
      (identified cost $367,043,728) .....................     $414,136,725
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less) ....................      159,827,406     $573,964,131
                                                               ------------
  Cash ...................................................                               213
  Receivable for:
    Investment securities sold ...........................     $ 22,784,652
    Dividends ............................................          252,250
    Capital Stock sold ...................................          186,723       23,223,625
                                                               ------------     ------------
                                                                                $597,187,969
LIABILITIES
  Payable for:
    Investment securities purchased ......................     $    538,693
    Advisory fees and financial services .................          377,252
    Capital Stock repurchased ............................          255,697
    Accrued expenses .....................................           99,292        1,270,934
                                                               ------------     ------------
NET ASSETS -- equivalent to $14.90 per share on 39,990,539
  shares of Capital Stock outstanding ....................                      $595,917,035
                                                                                ============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    50,000,000 shares; outstanding 39,990,539 shares .....                      $  9,997,635
  Additional Paid-in Capital .............................                       508,052,205
  Undistributed net realized gain on investments .........                        28,255,081
  Undistributed net investment income ....................                         2,519,117
  Unrealized appreciation of investments .................                        47,092,997
                                                                                ------------
  Net assets at September 30, 1995 .......................                      $595,917,035
                                                                                ============


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 1995

INVESTMENT INCOME
    Interest...................................................................                     $   10,829,607
    Dividends..................................................................                          5,978,654
                                                                                                    --------------
                                                                                                    $   16,808,261
EXPENSES
    Advisory fees..............................................................  $     3,481,057
    Financial services.........................................................          527,855
    Transfer agent fees and expenses...........................................          473,367
    Custodian fees and expenses................................................           97,078
    Registration fees..........................................................           62,179
    Reports to shareholders....................................................           30,872
    Insurance..................................................................           30,491
    Audit fees.................................................................           27,975
    Directors' fees and expenses...............................................           27,206
    Legal fees.................................................................           14,650
    Other expenses.............................................................           15,961         4,788,691
                                                                                 ---------------    --------------
          Net investment income................................................                     $   12,019,570
                                                                                                    --------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)...............  $   325,482,094
    Cost of investment securities sold.........................................      289,381,273
                                                                                 ---------------
        Net realized gain on investments.......................................                     $   36,100,821

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year...............................  $    34,059,325
    Unrealized appreciation at end of year.....................................       47,092,997
                                                                                 ---------------
        Increase in unrealized appreciation of investments.....................                         13,033,672
                                                                                                    --------------
            Net realized and unrealized gain on investments....................                     $   49,134,493
                                                                                                    --------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..............................................................                     $   61,154,063
                                                                                                    ==============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  For the Year Ended September 30,
                                                     ---------------------------------------------------------------------
                                                                   1995                              1994
                                                     ---------------------------------    --------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income...........................   $   12,019,570                       $    5,924,614
  Net realized gain on investments................       36,100,821                           28,398,702
  Increase in unrealized appreciation
    of investments................................       13,033,672                           34,522,509
                                                     --------------                       --------------
Increase in net assets resulting
  from operations.................................                     $    61,154,063                      $   68,845,825
Distributions to shareholders from:
  Net investment income...........................   $  (10,886,520)                      $   (5,916,078)
  Net realized capital gains......................      (34,315,309)       (45,201,829)      (34,111,323)      (40,027,401)
                                                     --------------                       --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold................   $  180,999,941                       $   86,786,782
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions................       39,028,364                           35,904,034
  Cost of Capital Stock repurchased...............      (61,445,359)       158,582,946       (57,306,390)       65,384,426
                                                     --------------    ---------------    --------------    --------------
Total increase in net assets......................                     $   174,535,180                      $   94,202,850

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $1,386,067 and $1,377,531....................                         421,381,855                         327,179,005
                                                                       ---------------                      --------------
End of year, including
  undistributed net investment income
  of $2,519,117 and $1,386,067....................                     $   595,917,035                      $  421,381,855
                                                                       ===============                      ==============

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold......................                          12,793,621                           6,084,057
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions...............................                           2,920,062                           2,683,672
Shares of Capital Stock repurchased...............                          (4,338,553)                         (3,999,942)
                                                                       ---------------                      --------------
Increase in Capital Stock
  outstanding.....................................                          11,375,130                           4,767,787
                                                                       ===============                      ==============


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                           Year Ended September 30,
                                                             -----------------------------------------------------
                                                               1995        1994       1993       1992       1991
                                                             --------   --------    -------    --------   --------
Per share operating performance:
Net asset value at beginning of year......................   $  14.73   $  13.72    $ 13.09    $  14.06   $  12.04
                                                             --------   --------    -------    --------   --------
Net investment income.....................................   $   0.30   $   0.24    $  0.25    $   0.31   $   0.42
Net realized and unrealized gain
  on investment securities................................       1.17       2.54       1.61        0.57       2.83
                                                             --------   --------    -------    --------   --------
Total from investment operations..........................   $   1.47   $   2.78    $  1.86    $   0.88   $   3.25
                                                             --------   --------    -------    --------   --------
Less distributions:
  Dividends from net investment income....................   $  (0.29)  $  (0.25)   $ (0.25)   $  (0.36)  $  (0.48)
  Distributions from net realized capital gains...........      (1.01)     (1.52)     (0.98)      (1.49)     (0.75)
                                                             --------   --------    -------    --------   --------
  Total distributions.....................................   $  (1.30)  $  (1.77)   $ (1.23)   $  (1.85)  $  (1.23)
                                                             --------   --------    -------    --------   --------
Net asset value at end of year............................   $  14.90   $  14.73    $ 13.72    $  13.09   $  14.06
                                                             ========   ========    =======    ========   ========
Total investment return*..................................      11.11%     21.69%     15.08%       6.83%     29.12%
Ratios/supplemental data:
Net assets at end of year (in $000's).....................    595,917    421,382    327,179     279,990    250,980
Ratio of expenses to average net assets...................       0.89%      0.90%      0.89%       0.92%      0.93%
Ratio of net investment income to
  average net assets......................................       2.25%      1.69%      1.83%       2.33%      3.08%
Portfolio turnover rate...................................         95%        76%        98%        146%       101%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.
--------------------------------------------------------------------------------
         FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS

                                                                   Ordinary Income                    Long-Term
                                          Per Share          ----------------------------            Capital Gain
            Payable Date                   Amount            Qualifying    Non-Qualifying            Distribution
------------------------------------      ---------          ----------    --------------            ------------
January 9, 1995.....................       $1.12+               4.1%            59.3%                    36.6%
July 15, 1995.......................       $0.18               17.6%            82.4%                     -0-

+ This amount includes a $1.01 capital gain distribution of which $0.60 was short-term capital gains and therefore taxable as ordinary income. This is in addition to the $0.11 income dividend which is also taxable as ordinary income. Even though payment was made in 1995, this distribution was taxable to shareholders in 1994 under provisions of the Internal Revenue Code.

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 1996 setting forth specific amounts to be included in their 1995 tax returns.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1995

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $356,232,001 for the year ended September 30, 1995. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 1995 was $367,079,634 for federal income tax purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 1995 for federal income tax purposes was $53,634,101 and $6,577,010, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the

                        NOTES TO FINANCIAL STATEMENTS
                                  Continued


Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended September 30, 1995, the Fund paid aggregate fees of $25,750 to all Directors who are not affiliated persons of the Adviser.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 1995, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $457,968 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.